Exhibit 99.1

Ryman Hospitality Properties, Inc. Reports Third Quarter 2023 Results

NASHVILLE, Tenn. (November 6, 2023) – Ryman Hospitality Properties, Inc. (NYSE: RHP), a lodging real estate investment trust (“REIT”) specializing in group-oriented, destination hotel assets in urban and resort markets, today reported financial results for the three months ended September 30, 2023.

Third Quarter 2023 Highlights and Recent Developments:

•	The Company generated record third quarter consolidated revenue of $528.5 million, solid consolidated net income of $40.8 million and record third quarter consolidated Adjusted EBITDAre of $170.9 million.
•	Same-store Hospitality segment achieved record third quarter revenue of $396.2 million, driven by record third quarter ADR.[1]
•	During the quarter, the Company booked over 695,000 gross advanced group room nights for the same-store Hospitality portfolio for all future years, at a record ADR of $268, an increase of 6.3% over the ADR achieved in Q3 2022 for all future year bookings.
•	Opry Entertainment Group (OEG), our Entertainment segment, delivered another strong quarter, setting third quarter records for revenue, operating income, and Adjusted EBITDAre, led by the strength of our Nashville assets.
•	The Company is updating its full year 2023 guidance to reflect strong year-to-date financial results and sustained confidence in the remainder of 2023.

Mark Fioravanti, President and Chief Executive Officer of Ryman Hospitality Properties, said, “We are pleased to deliver another strong quarter marked by numerous quarterly and all-time records. Our financial performance is a testament to the underlying strength of our businesses and the successful execution of our growth strategy. In our Hospitality segment, we continued to add meaningfully to our healthy forward book of business, as we had one of our strongest quarters ever in terms of rooms revenue production and ADR growth for all future periods. Additionally, this quarter marked the first quarter of our ownership of the JW Marriott Hill Country in San Antonio, Texas. We are pleased with its performance this quarter and remain excited about the growth opportunities for this asset. The demand for our Entertainment business remains strong, as this segment delivered record third quarter revenue, operating income and Adjusted EBITDAre. We are updating our full year 2023 guidance as a result of our strong third quarter financial performance.”

1 Same-store Hospitality segment excludes JW Marriott San Antonio Hill Country Resort & Spa (“JW Marriott Hill Country”), which was acquired June 30, 2023.

Third Quarter 2023 Results (as compared to Third Quarter 2022):

Consolidated

($ in thousands, except per share amounts)

	Three Months Ended				Nine Months Ended
	September 30,				September 30,
	2023	2022	% ∆		2023	2022	% ∆
Total Revenue	$528,511	$467,755	13.0%		$1,525,073	$1,237,094	23.3%

Operating income	$101,923	$97,005	5.1%		$329,813	$210,847	56.4%
Operating income margin	19.3%	20.7%	-1.4	pt	21.6%	17.0%	4.6	pt

Net income (1)	$40,785	$47,451	-14.0%		$171,922	$73,578	133.7%
Net income margin (1)	7.7%	10.1%	-2.4	pt	11.3%	5.9%	5.4	pt

Net income available to common stockholders (1)	$41,227	$45,241	-8.9%		$169,090	$70,904	138.5%
Net income available to common stockholders margin (1)	7.8%	9.7%	-1.9	pt	11.1%	5.7%	5.4	pt
Net income available to common stockholders per diluted share (1)	$0.64	$0.79	-19.0%		$2.78	$1.28	117.2%

Adjusted EBITDAre	$170,874	$151,125	13.1%		$503,251	$387,744	29.8%
Adjusted EBITDAre margin	32.3%	32.3%	0.0	pt	33.0%	31.3%	1.7	pt
Adjusted EBITDAre, excluding noncontrolling interest in consolidated joint venture	$163,188	$144,780	12.7%		$482,450	$380,268	26.9%
Adjusted EBITDAre, excluding noncontrolling interest in consolidated joint venture margin	30.9%	31.0%	-0.1	pt	31.6%	30.7%	0.9	pt

Funds From Operations (FFO) available to common stockholders and unit holders	$97,931	$91,951	6.5%		$320,096	$230,292	39.0%
FFO available to common stockholders and unit holders per diluted share/unit	$1.52	$1.57	-3.2%		$5.21	$4.13	26.2%

Adjusted FFO available to common stockholders and unit holders	$111,279	$100,773	10.4%		$347,264	$250,462	38.6%
Adjusted FFO available to common stockholders and unit holders per diluted share/unit	$1.73	$1.72	0.6%		$5.65	$4.49	25.8%

(1) In September 2023, we determined to pivot from television network ownership in favor of a distribution approach. Therefore, we and our joint venture partner agreed to wind down the Circle joint venture, with operations expected to cease December 31, 2023. As a result, we incurred a loss related to Circle of approximately $10.6 million in the three and nine months ended September 30, 2023.

Note: For the Company’s definitions of Adjusted EBITDAre, Adjusted EBITDAre margin, Adjusted EBITDAre, excluding noncontrolling interest in consolidated joint venture, Adjusted EBITDAre, excluding noncontrolling interest in consolidated joint venture margin, FFO available to common shareholders and unit holders, and Adjusted FFO available to common shareholders and unit holders, as well as a reconciliation of the non-GAAP financial measure Adjusted EBITDAre to Net Income and a reconciliation of the non-GAAP financial measure Adjusted FFO available to common shareholders and unit holders to Net Income, see “Non-GAAP Financial Measures,” “EBITDAre, Adjusted EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Venture Definition,” “Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Venture Margin Definition” “FFO, Adjusted FFO, and Adjusted FFO available to common shareholders and unit holders Definition” and “Supplemental Financial Results” below.

Hospitality Segment

($ in thousands, except ADR, RevPAR, and Total RevPAR)

	Three Months Ended				Nine Months Ended
	September 30,				September 30,
	2023	2022	% ∆		2023	2022	% ∆
Hospitality Revenue	$446,198	$390,602	14.2%		$1,288,322	$1,053,515	22.3%
Same-Store Hospitality Revenue (1)	$396,172	$390,602	1.4%		$1,237,575	$1,053,515	17.5%

Hospitality operating income	$91,723	$88,901	3.2%		$305,526	$205,142	48.9%
Hospitality operating income margin	20.6%	22.8%	-2.2	pt	23.7%	19.5%	4.2	pt
Hospitality Adjusted EBITDAre	$152,544	$136,710	11.6%		$456,446	$362,025	26.1%
Hospitality Adjusted EBITDAre margin	34.2%	35.0%	-0.8	pt	35.4%	34.4%	1.0	pt

Same-Store Hospitality operating income (1)	$83,847	$88,901	-5.7%		$297,422	$205,142	45.0%
Same-Store Hospitality operating income margin (1)	21.2%	22.8%	-1.6	pt	24.0%	19.5%	4.5	pt
Same-Store Hospitality Adjusted EBITDAre (1)	$135,167	$136,710	-1.1%		$438,841	$362,025	21.2%
Same-Store Hospitality Adjusted EBITDAre margin (1)	34.1%	35.0%	-0.9	pt	35.5%	34.4%	1.1	pt

Hospitality Performance Metrics
Occupancy	71.8%	71.5%	0.3	pt	72.3%	63.9%	8.4	pt
Average Daily Rate (ADR)	$239.00	$226.20	5.7%		$240.53	$230.07	4.5%
RevPAR	$171.71	$161.75	6.2%		$173.80	$147.07	18.2%
Total RevPAR	$424.91	$407.77	4.2%		$439.00	$370.63	18.4%

Same-Store Hospitality Performance Metrics (1)
Occupancy	71.8%	71.5%	0.3	pt	72.3%	63.9%	8.4	pt
Average Daily Rate (ADR)	$230.50	$226.20	1.9%		$237.74	$230.07	3.3%
RevPAR	$165.58	$161.75	2.4%		$171.80	$147.07	16.8%
Total RevPAR	$413.58	$407.77	1.4%		$435.39	$370.63	17.5%

Gross Definite Rooms Nights Booked	695,423	614,346	13.2%		1,695,578	1,637,571	3.5%
Net Definite Rooms Nights Booked	546,724	416,128	31.4%		1,247,311	994,838	25.4%
Group Attrition (as % of contracted block)	14.7%	19.2%	-4.5	pt	15.5%	22.2%	-6.7	pt
Cancellations ITYFTY (2)	11,219	21,063	-46.7%		65,187	203,129	-67.9%

(1) Same-Store Hospitality segment excludes JW Marriott Hill Country, which was acquired June 30, 2023.

(2)  "ITYFTY" represents In The Year For The Year.

Note: For the Company’s definitions of Revenue Per Available Room (RevPAR) and Total Revenue Per Available Room (Total RevPAR), see “Calculation of RevPAR, Total RevPAR, and Occupancy” below. Property-level results and operating metrics for third quarter 2023 are presented in greater detail below and under “Supplemental Financial Results—Hospitality Segment Adjusted EBITDAre Reconciliations and Operating Metrics,” which includes a reconciliation of the non-GAAP financial measures Hospitality Adjusted EBITDAre to Hospitality Operating Income, and property-level Adjusted EBITDAre to property-level Operating Income for each of the hotel properties.

Third Quarter 2023 Hospitality Segment Highlights

•	Same-store Hospitality portfolio achieved third quarter record revenue of $396.2 million, driven by third quarter record ADR of nearly $231, an increase of 1.9% from Q3 2022.
•	Same-store Hospitality portfolio achieved occupancy levels of 71.8%, up 30 basis points from Q3 2022, supported by over 513,000 group room nights traveled, a 3.1% increase over group room nights traveled in Q3 2022.
•	Same-store RevPAR and Total RevPAR for the quarter increased by 2.4% and 1.4%, respectively, compared to Q3 2022.
•	Room revenues production for all future years remained strong, marking an all-time third quarter record for the same-store portfolio.
•	Actualized cancellations in the year for the year declined from Q3 2022 and continue to normalize in the post pandemic environment.
•	Same-store incentive management fee expense increased to $7.1 million in the quarter, up from $3.4 million in Q3 2022.

Gaylord Opryland

($ in thousands, except ADR, RevPAR, and Total RevPAR)

	Three Months Ended				Nine Months Ended
	September 30,				September 30,
	2023	2022	% ∆		2023	2022	% ∆
Revenue	$111,939	$106,819	4.8%		$334,220	$285,835	16.9%
Operating income	$29,549	$29,488	0.2%		$93,255	$76,914	21.2%
Operating income margin	26.4%	27.6%	-1.2	pt	27.9%	26.9%	1.0	pt
Adjusted EBITDAre	$38,022	$38,149	-0.3%		$118,770	$102,696	15.7%
Adjusted EBITDAre margin	34.0%	35.7%	-1.7	pt	35.5%	35.9%	-0.4	pt

Occupancy	72.7%	73.0%	-0.3	pt	72.2%	65.7%	6.5	pt
Average daily rate (ADR)	$242.37	$236.83	2.3%		$244.82	$236.35	3.6%
RevPAR	$176.18	$172.98	1.8%		$176.66	$155.36	13.7%
Total RevPAR	$421.30	$402.04	4.8%		$423.91	$362.54	16.9%

Gaylord Palms

($ in thousands, except ADR, RevPAR, and Total RevPAR)

	Three Months Ended				Nine Months Ended
	September 30,				September 30,
	2023	2022	% ∆		2023	2022	% ∆
Revenue	$63,885	$60,516	5.6%		$222,260	$188,653	17.8%
Operating income	$9,249	$9,611	-3.8%		$55,205	$43,687	26.4%
Operating income margin	14.5%	15.9%	-1.4	pt	24.8%	23.2%	1.6	pt
Adjusted EBITDAre	$15,930	$16,204	-1.7%		$75,100	$63,531	18.2%
Adjusted EBITDAre margin	24.9%	26.8%	-1.9	pt	33.8%	33.7%	0.1	pt

Occupancy	67.4%	65.2%	2.2	pt	74.2%	65.2%	9.0	pt
Average daily rate (ADR)	$214.22	$213.17	0.5%		$239.56	$232.26	3.1%
RevPAR	$144.33	$139.08	3.8%		$177.67	$151.39	17.4%
Total RevPAR	$404.19	$382.88	5.6%		$473.89	$402.23	17.8%

Gaylord Texan

($ in thousands, except ADR, RevPAR, and Total RevPAR)

	Three Months Ended				Nine Months Ended
	September 30,				September 30,
	2023	2022	% ∆		2023	2022	% ∆
Revenue	$73,991	$70,734	4.6%		$241,868	$205,035	18.0%
Operating income	$19,555	$18,873	3.6%		$73,748	$57,523	28.2%
Operating income margin	26.4%	26.7%	-0.3	pt	30.5%	28.1%	2.4	pt
Adjusted EBITDAre	$25,225	$24,577	2.6%		$90,902	$75,667	20.1%
Adjusted EBITDAre margin	34.1%	34.7%	-0.6	pt	37.6%	36.9%	0.7	pt

Occupancy	73.0%	70.6%	2.4	pt	75.0%	67.6%	7.4	pt
Average daily rate (ADR)	$233.92	$227.40	2.9%		$233.19	$227.10	2.7%
RevPAR	$170.68	$160.63	6.3%		$175.00	$153.60	13.9%
Total RevPAR	$443.36	$423.84	4.6%		$488.40	$414.03	18.0%

Gaylord National

($ in thousands, except ADR, RevPAR, and Total RevPAR)

	Three Months Ended				Nine Months Ended
	September 30,				September 30,
	2023	2022	% ∆		2023	2022	% ∆
Revenue	$72,124	$68,925	4.6%		$221,910	$173,735	27.7%
Operating income	$9,855	$9,044	9.0%		$32,836	$10,593	210.0%
Operating income margin	13.7%	13.1%	0.6	pt	14.8%	6.1%	8.7	pt
Adjusted EBITDAre	$25,605	$21,550	18.8%		$67,678	$42,777	58.2%
Adjusted EBITDAre margin	35.5%	31.3%	4.2	pt	30.5%	24.6%	5.9	pt

Occupancy	71.5%	65.4%	6.1	pt	68.9%	55.1%	13.8	pt
Average daily rate (ADR)	$216.85	$220.25	-1.5%		$235.67	$232.23	1.5%
RevPAR	$155.12	$144.11	7.6%		$162.38	$127.99	26.9%
Total RevPAR	$392.76	$375.35	4.6%		$407.24	$318.83	27.7%

Gaylord Rockies

($ in thousands, except ADR, RevPAR, and Total RevPAR)

	Three Months Ended				Nine Months Ended
	September 30,				September 30,
	2023	2022	% ∆		2023	2022	% ∆
Revenue	$68,203	$77,346	-11.8%		$199,377	$182,888	9.0%
Operating income	$14,970	$20,967	-28.6%		$40,529	$14,398	181.5%
Operating income margin	21.9%	27.1%	-5.2	pt	20.3%	7.9%	12.4	pt
Adjusted EBITDAre	$29,171	$34,670	-15.9%		$82,899	$73,399	12.9%
Adjusted EBITDAre margin	42.8%	44.8%	-2.0	pt	41.6%	40.1%	1.5	pt

Occupancy	79.9%	86.9%	-7.0	pt	75.9%	67.7%	8.2	pt
Average daily rate (ADR)	$245.52	$237.69	3.3%		$242.57	$232.32	4.4%
RevPAR	$196.19	$206.65	-5.1%		$184.12	$157.35	17.0%
Total RevPAR	$493.90	$560.11	-11.8%		$486.56	$446.32	9.0%

JW Marriott Hill Country1

($ in thousands, except ADR, RevPAR, and Total RevPAR)

	Three Months Ended	Nine Months Ended
	September 30,	September 30,
	2023	2023
Revenue	$50,026	$50,747
Operating income	$7,876	$8,104
Operating income margin	15.7%	16.0%
Adjusted EBITDAre	$17,377	$17,605
Adjusted EBITDAre margin	34.7%	34.7%

Occupancy	72.0%	72.0%
Average daily rate (ADR)	$327.17	$327.17
RevPAR	$235.43	$235.43
Total RevPAR	$542.67	$550.50

1 JW Marriott Hill Country was acquired by the Company on June 30, 2023, therefore there are no comparison figures. Third quarter 2023 represents the first full period of operations for the hotel under the Company’s ownership.

Entertainment Segment

For the three and nine months ended September 30, 2023, and 2022, the Company reported the following:

($ in thousands)	Three Months Ended				Nine Months Ended
	September 30,				September 30,
	2023	2022	% ∆		2023	2022	% ∆
Revenue	$82,313	$77,153	6.7%		$236,751	$183,579	29.0%
Operating income	$20,523	$17,756	15.6%		$55,515	$38,212	45.3%
Operating income margin	24.9%	23.0%	1.9	pt	23.4%	20.8%	2.6	pt
Adjusted EBITDAre	$25,618	$21,174	21.0%		$69,380	$48,037	44.4%
Adjusted EBITDAre margin	31.1%	27.4%	3.7	pt	29.3%	26.2%	3.1	pt

Fioravanti continued, “Our Entertainment segment delivered another solid quarter, as we continue to see strong demand for live entertainment. We are particularly excited for the next addition to OEG’s Ole Red brand in early 2024 with the opening of Ole Red Las Vegas. In addition, we recently announced value-enhancing investments for our Block 21 asset in Austin, Texas, and to reposition the Wildhorse Saloon in Nashville, which will create additional growth opportunities going forward.”

Corporate and Other Segment

For the three and nine months ended September 30, 2023, and 2022, the Company reported the following:

($ in thousands)	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2023	2022	% ∆	2023	2022	% ∆
Operating loss	$(10,323)	$(9,652)	-7.0%	$(31,228)	$(32,507)	3.9%
Adjusted EBITDAre	$(7,288)	$(6,759)	-7.8%	$(22,575)	$(22,318)	-1.2%

Fioravanti concluded, “The continued strength of our businesses and the robust bookings from our group customers across all future periods gives us confidence to continue to invest across our hospitality and entertainment businesses to drive growth and value creation for our stakeholders.”

2023 Guidance

The Company is updating its 2023 business performance outlook based on current information as of November 6, 2023. The Company does not expect to update the guidance provided below before next quarter’s earnings release. However, the Company may update its full business outlook or any portion thereof at any time for any reason.

($ in millions, except per share figures)	New Guidance		New FY	Prior Guidance		Prior FY	Change
	Full Year 2023(1)		2023 Guidance(1)	Full Year 2023		2023 Guidance
	Low	High	Midpoint	Low	High	Midpoint	Midpoint
Consolidated Hospitality RevPAR growth (same-store)(2)	11.5%	13.0%	12.3%	11.0%	13.5%	12.3%	0.0%
Consolidated Hospitality Total RevPAR growth (same-store)(2)	11.5%	12.5%	12.0%	8.5%	10.5%	9.5%	2.5%

Operating Income
Hospitality	$413.0	$427.5	$420.3	$405.5	$427.5	$416.5	$3.8
Entertainment	77.5	79.0	78.3	76.0	80.5	78.3	-
Corporate and Other	(44.0)	(43.5)	(43.8)	(44.0)	(43.0)	(43.5)	(0.3)
Consolidated Operating Income	446.5	463.0	454.8	437.5	465.0	451.3	3.5

Adjusted EBITDAre
Hospitality	$607.0	$629.0	$618.0	$597.0	$629.0	$613.0	$5.0
Entertainment	97.0	101.0	99.0	94.0	104.0	99.0	-
Corporate and Other	(32.0)	(30.0)	(31.0)	(32.0)	(29.0)	(30.5)	(0.5)
Consolidated Adjusted EBITDAre	672.0	700.0	686.0	659.0	704.0	681.5	4.5

Net Income	$231.0	$240.3	$235.6	$223.5	$243.5	$233.5	$2.1
Net Income available to common shareholders	$224.8	$236.0	$230.4	$222.5	$232.5	$227.5	$2.9

Funds from Operations (FFO) available to common shareholders	$420.5	$440.3	$430.4	$415.8	$438.0	$426.9	$3.5
Adjusted FFO available to common shareholders	$448.5	$474.5	$461.5	$437.0	$466.0	$451.5	$10.0

Net Income available to common shareholders per diluted share	$3.70	$3.87	$3.79	$3.69	$3.82	$3.76	$0.03

Estimated Diluted Shares Outstanding (in millions)	62.2	62.2	62.2	62.4	62.4	62.4	(0.2)

(1) Includes JW Marriott Hill Country, except as otherwise noted
(2) Same-store excludes JW Marriott Hill Country

Note: For reconciliations of Consolidated Adjusted EBITDAre guidance to Net Income, segment-level Adjusted EBITDAre to segment-level Operating Income, and FFO and Adjusted FFO available to common shareholders to Net Income available to common shareholders per diluted share, see “Reconciliation of Forward-Looking Statements” below.

Dividend Update

On October 16, 2023, the Company paid the previously announced quarterly cash dividend of $1.00 per common share, which was paid to stockholders of record as of September 29, 2023.

The Company’s dividend policy provides that it will distribute minimum dividends of 100% of REIT taxable income annually. It is the Company’s current plan to distribute aggregate minimum dividends for 2023 of $3.75 per share in cash. Future dividends are subject to the Board’s future determinations as to amount and timing.

Balance Sheet/Liquidity Update

As of September 30, 2023, the Company had total debt outstanding of $3,374.8 million, net of unamortized deferred financing costs, and unrestricted cash of $543.1 million. As of September 30, 2023, there were no amounts drawn under the revolving credit lines of the Company’s credit facility or the OEG credit facility, and the lending banks had issued $14.6 million in letters of credit under the Company’s revolving credit facility, which left $750.4 million of aggregate borrowing availability for borrowing under the Company’s revolving credit facility and OEG’s revolving credit facility.

Earnings Call Information

Ryman Hospitality Properties will hold a conference call to discuss this release tomorrow, November 7, 2023, at 10:00 a.m. ET. Investors can listen to the conference call over the Internet at www.rymanhp.com. To listen to the live call, please go to the Investor Relations section of the website (Investor Relations/Presentations, Earnings and Webcasts) at least 15 minutes prior to the call to register and download any necessary audio software. For those who cannot listen to the live broadcast, a replay will be available shortly after the call and will be available for at least 30 days.

About Ryman Hospitality Properties, Inc.

Ryman Hospitality Properties, Inc. (NYSE: RHP) is a leading lodging and hospitality real estate investment trust that specializes in upscale convention center resorts and entertainment experiences. The Company’s holdings include Gaylord Opryland Resort & Convention Center; Gaylord Palms Resort & Convention Center; Gaylord Texan Resort & Convention Center; Gaylord National Resort & Convention Center; and Gaylord Rockies Resort & Convention Center, five of the top seven largest non-gaming convention center hotels in the United States based on total indoor meeting space. The Company also owns the JW Marriott San Antonio Hill Country Resort & Spa as well as two ancillary hotels adjacent to our Gaylord Hotels properties. The Company’s hotel portfolio is managed by Marriott International and includes a combined total of 11,414 rooms as well as more than 3 million square feet of total indoor and outdoor meeting space in top convention and leisure destinations across the country. RHP also owns a 70% controlling ownership interest in Opry Entertainment Group (OEG), which is composed of entities owning a growing collection of iconic and emerging country music brands, including the Grand Ole Opry, Ryman Auditorium, WSM 650 AM, Ole Red, Nashville-area attractions, and Block 21, a mixed-use entertainment, lodging, office and retail complex, including the W Austin Hotel and the ACL Live at the Moody Theater, located in downtown Austin, Texas. RHP operates OEG as its Entertainment segment in a taxable REIT subsidiary, and its results are consolidated in the Company’s financial results.

Cautionary Note Regarding Forward-Looking Statements

This press release contains statements as to the Company’s beliefs and expectations of the outcome of future events that are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. You can identify these statements by the fact that they do not relate strictly to historical or current facts. Examples of these statements include, but are not limited to, statements regarding the future performance of the Company’s business, anticipated business levels and anticipated financial results for the Company during future periods, the Company’s expected cash dividend, statements regarding the Company’s integration of the JW Marriott Hill Country and the Company’s pursuit of additional value creation opportunities at the JW Marriott Hill Country and other business or operational issues. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from the statements made. These include the risks and uncertainties associated with economic conditions affecting the hospitality business generally, the geographic concentration of the Company’s hotel properties, business levels at the Company’s hotels, the effects of inflation on the Company’s business, including the effects on costs of labor and supplies and effects on group customers at the Company’s hotels and customers in OEG’s businesses, the Company’s ability to remain qualified as a REIT, the Company’s ability to execute our strategic goals as a REIT, the Company’s ability to generate cash flows to support dividends, future board determinations regarding the timing and amount of dividends and changes to the dividend policy, the Company’s ability to borrow funds pursuant to its credit agreements and to refinance indebtedness and/or to successfully amend the agreements governing its indebtedness in the future, changes in interest rates, any effects of COVID-19 on the Company’s and the hospitality and entertainment industries generally, the Company’s integration of the JW Marriott Hill Country, the Company’s ability to identify and capitalize on additional value creation opportunities at the JW Marriott Hill Country and the occurrence of any event, change or other circumstance that could limit the Company’s ability to capitalize on any additional value creation opportunities it identifies at the JW Marriott Hill Country. Other factors that could cause operating and financial results to differ are described in the filings made from time to time by the Company with the U.S. Securities and Exchange Commission (SEC) and include the risk factors and other risks and uncertainties described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, and its Quarterly Reports on Form 10-Q and subsequent filings. The Company does not undertake any obligation to release publicly any revisions to forward-looking statements made by it to reflect events or circumstances occurring after the date hereof or the occurrence of unanticipated events.

Additional Information

This release should be read in conjunction with the consolidated financial statements and notes thereto included in our most recent annual report on Form 10-K. Copies of our reports are available on our website at no expense at www.rymanhp.com and through the SEC’s Electronic Data Gathering Analysis and Retrieval System (“EDGAR”) at www.sec.gov.

Calculation of RevPAR and Total RevPAR

We calculate revenue per available room (“RevPAR”) for our hotels by dividing room revenue by room nights available to guests for the period. We calculate total revenue per available room (“Total RevPAR”) for our hotels by dividing the sum of room revenue, food & beverage, and other ancillary services revenue by room nights available to guests for the period. Hospitality metrics do not include the results of the W Austin, which is included in the Entertainment segment.

Calculation of GAAP Margin Figures

We calculate Net Income available to common stockholders’ margin by dividing GAAP consolidated Net Income available to common stockholders by GAAP consolidated Total Revenue. We calculate consolidated, segment or property-level Operating Income Margin by dividing consolidated, segment or property-level GAAP Operating Income by consolidated, segment or property-level GAAP Revenue.

Non-GAAP Financial Measures

We present the following non-GAAP financial measures we believe are useful to investors as key measures of our operating performance:

EBITDAre, Adjusted EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Venture Definition

We calculate EBITDAre, which is defined by the National Association of Real Estate Investment Trusts (“NAREIT”) in its September 2017 white paper as Net Income (calculated in accordance with GAAP) plus interest expense, income tax expense, depreciation and amortization, gains or losses on the disposition of depreciated property (including gains or losses on change in control), impairment write-downs of depreciated property and of investments in unconsolidated affiliates caused by a decrease in the value of depreciated property in the affiliate, and adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates.

Adjusted EBITDAre is then calculated as EBITDAre, plus to the extent the following adjustments occurred during the periods presented:

•	preopening costs;
•	non-cash lease expense;
•	equity-based compensation expense;
•	impairment charges that do not meet the NAREIT definition above;
•	credit losses on held-to-maturity securities;
•	transaction costs of acquisitions;
•	interest income on bonds;
•	loss on extinguishment of debt;
•	pension settlement charges;
•	pro rata Adjusted EBITDAre from unconsolidated joint ventures; and
•	any other adjustments we have identified herein.

We then exclude the pro rata share of Adjusted EBITDAre related to noncontrolling interests in consolidated joint ventures to calculate Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Venture.

We use EBITDAre, Adjusted EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Venture and segment or property-level EBITDAre and Adjusted EBITDAre to evaluate our operating performance. We believe that the presentation of these non-GAAP financial measures provides useful information to investors regarding our operating performance and debt leverage metrics, and that the presentation of these non-GAAP financial measures, when combined with the primary GAAP presentation of Net Income or Operating Income, as applicable, is beneficial to an investor’s complete understanding of our operating performance. We make additional adjustments to EBITDAre when evaluating our performance because we believe that presenting Adjusted EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Venture provides useful information to investors regarding our operating performance and debt leverage metrics.

Adjusted EBITDAre Margin and Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Venture Margin Definition

We calculate consolidated Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Venture Margin by dividing consolidated Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Venture by GAAP consolidated Total Revenue. We calculate consolidated, segment or property-level Adjusted EBITDAre Margin by dividing consolidated, segment-, or property-level Adjusted EBITDAre by consolidated, segment-, or property-level GAAP Revenue. We believe Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Venture Margin is useful to investors in evaluating our operating performance because this non-GAAP financial measure helps investors evaluate and compare the results of our operations from period to period by presenting a ratio showing the quantitative relationship between Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Venture and GAAP consolidated Total Revenue or segment or property-level GAAP Revenue, as applicable.

FFO, Adjusted FFO, and Adjusted FFO available to common stockholders and unit holders Definition

We calculate FFO, which definition is clarified by NAREIT in its December 2018 white paper as Net Income (calculated in accordance with GAAP) excluding depreciation and amortization (excluding amortization of deferred financing costs and debt discounts), gains and losses from the sale of certain real estate assets, gains and losses from a change in control, impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciated real estate held by the entity, income (loss) from consolidated joint ventures attributable to noncontrolling interest, and pro rata adjustments for unconsolidated joint ventures.

To calculate Adjusted FFO available to common stockholders and unit holders, we then exclude, to the extent the following adjustments occurred during the periods presented:

•	right-of-use asset amortization;
•	impairment charges that do not meet the NAREIT definition above;
•	write-offs of deferred financing costs;
•	amortization of debt discounts or premiums and amortization of deferred financing costs;
•	loss on extinguishment of debt;
•	non-cash lease expense;
•	credit loss on held-to-maturity securities;
•	pension settlement charges;
•	additional pro rata adjustments from unconsolidated joint ventures;
•	(gains) losses on other assets;
•	transaction costs on acquisitions;
•	deferred income tax expense (benefit); and
•	any other adjustments we have identified herein.

To calculate Adjusted FFO available to common stockholders and unit holders (excluding maintenance capex), we then exclude FF&E reserve contributions for managed properties and maintenance capital expenditures for non-managed properties. FFO available to common stockholders and unit holders, Adjusted FFO available to common stockholders and unit holders and Adjusted FFO available to common stockholders and unit holders (excluding maintenance capex) exclude the ownership portion of joint ventures not controlled or owned by the Company.

We believe that the presentation of these non-GAAP financial measures provides useful information to investors regarding the performance of our ongoing operations because each presents a measure of our operations without regard to specified non-cash items such as real estate depreciation and amortization, gain or loss on sale of assets and certain other items, which we believe are not indicative of the performance of our underlying hotel properties. We believe that these items are more representative of our asset base than our ongoing operations. We also use these non-GAAP financial measures as measures in determining our results after considering the impact of our capital structure.

We caution investors that non-GAAP financial measures we present may not be comparable to similar measures disclosed by other companies, because not all companies calculate these non-GAAP measures in the same manner. The non-GAAP financial measures we present, and any related per share measures, should not be considered as alternative measures of our Net Income, operating performance, cash flow or liquidity. These non-GAAP financial measures may include funds that may not be available for our discretionary use due to functional requirements to conserve funds for capital expenditures and property acquisitions and other commitments and uncertainties. Although we believe that these non-GAAP financial measures can enhance an investor’s understanding of our results of operations, these non-GAAP financial measures, when viewed individually, are not necessarily better indicators of any trend as compared to GAAP measures such as Net Income (Loss), Operating Income (Loss), or cash flow from operations.

Investor Relations Contacts:	Media Contacts:
Mark Fioravanti, President and Chief Executive Officer	Shannon Sullivan, Vice President Corporate and Brand Communications
Ryman Hospitality Properties, Inc.	Ryman Hospitality Properties, Inc.
(615) 316-6588	(615) 316-6725
mfioravanti@rymanhp.com	ssullivan@rymanhp.com
~or~	~or~
Jennifer Hutcheson, Chief Financial Officer	Robert Winters
Ryman Hospitality Properties, Inc.	Alpha IR Group
(615) 316-6320	(929) 266-6315
jhutcheson@rymanhp.com	robert.winters@alpha-ir.com
~or~
Sarah Martin, Vice President Investor Relations
Ryman Hospitality Properties, Inc.
(615) 316-6011
sarah.martin@rymanhp.com

RYMAN HOSPITALITY PROPERTIES, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

Unaudited

(In thousands, except per share data)

	Three Months Ended		Nine Months Ended
	Sep. 30,		Sep. 30,
	2023	2022	2023	2022
Revenues :
Rooms	$180,309	$154,940	$510,052	$418,039
Food and beverage	202,850	186,188	616,562	486,387
Other hotel revenue	63,039	49,474	161,708	149,089
Entertainment	82,313	77,153	236,751	183,579
Total revenues	528,511	467,755	1,525,073	1,237,094

Operating expenses:
Rooms	45,879	41,366	128,210	112,740
Food and beverage	117,435	103,221	339,642	272,039
Other hotel expenses	122,748	103,321	330,397	289,248
Management fees	15,947	11,276	46,560	27,542
Total hotel operating expenses	302,009	259,184	844,809	701,569
Entertainment	56,222	54,148	164,744	131,549
Corporate	10,103	9,449	30,582	31,423
Preopening costs	168	-	425	525
Loss on sale of assets	-	-	-	469
Depreciation and amortization	58,086	47,969	154,700	160,712
Total operating expenses	426,588	370,750	1,195,260	1,026,247

Operating income	101,923	97,005	329,813	210,847

Interest expense, net of amounts capitalized	(58,521)	(40,092)	(150,228)	(105,987)
Interest income	6,112	1,378	13,977	4,138
Loss on extinguishment of debt	-	-	(2,252)	(1,547)
Loss from unconsolidated joint ventures (1)	(12,566)	(2,720)	(17,525)	(8,348)
Other gains and (losses), net	5,993	2,058	5,470	2,222
Income before income taxes	42,941	57,629	179,255	101,325

Provision for income taxes	(2,156)	(10,178)	(7,333)	(27,747)
Net income	40,785	47,451	171,922	73,578

Net (income) loss attributable to noncontrolling interest in consolidated joint venture	715	(1,887)	(1,656)	(2,167)
Net income attributable to noncontrolling interest in Operating Partnership	(273)	(323)	(1,176)	(507)
Net income available to common stockholders	$41,227	$45,241	$169,090	$70,904

Basic income per share available to common stockholders	$0.69	$0.82	$2.96	$1.29
Diluted income per share available to common stockholders (2)	$0.64	$0.79	$2.78	$1.28

Weighted average common shares for the period:
Basic	59,707	55,159	57,089	55,132
Diluted (2)	63,620	59,315	61,391	55,329

(1) In September 2023, we determined to pivot from television network ownership in favor of a distribution approach. Therefore, we and our joint venture partner agreed to wind down the Circle joint venture, with operations expected to cease December 31, 2023. As a result, we incurred a loss related to Circle of approximately $10.6 million in the three and nine months ended September 30, 2023.

(2) Diluted weighted average common shares for the three months and nine months ended September 30, 2023 include 3.7 million and 4.1 million, respectively, and the three months ended September 30, 2022 includes 4.0 million in equivalent shares related to the currently unexercisable investor put rights associated  with the noncontrolling interest in the Company's OEG business, which may be settled in cash or shares at the Company's option.

RYMAN HOSPITALITY PROPERTIES, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

Unaudited

(In thousands)

	Sep. 30,	Dec. 31,
	2023	2022
ASSETS:
Property and equipment, net of accumulated depreciation	$3,928,921	$3,171,708
Cash and cash equivalents - unrestricted	543,076	334,194
Cash and cash equivalents - restricted	112,904	110,136
Notes receivable	60,512	67,628
Trade receivables, net	118,345	116,836
Prepaid expenses and other assets	173,642	134,170
Intangible assets	126,433	105,951
Total assets	$5,063,833	$4,040,623

LIABILITIES AND EQUITY:
Debt and finance lease obligations	$3,374,787	$2,862,592
Accounts payable and accrued liabilities	438,265	385,159
Dividends payable	61,381	14,121
Deferred management rights proceeds	165,632	167,495
Operating lease liabilities	129,037	125,759
Deferred income tax liabilities, net	17,810	12,915
Other liabilities	66,474	64,824
Noncontrolling interest in consolidated joint venture	336,388	311,857
Total equity	474,059	95,901
Total liabilities and equity	$5,063,833	$4,040,623

RYMAN HOSPITALITY PROPERTIES, INC. AND SUBSIDIARIES

SUPPLEMENTAL FINANCIAL RESULTS

ADJUSTED EBITDAre RECONCILIATION

Unaudited

(in thousands)

	Three Months Ended Sep. 30,				Nine Months Ended Sep. 30,
	2023		2022		2023		2022
	$	Margin	$	Margin	$	Margin	$	Margin
Consolidated
Revenue	$528,511		$467,755		$1,525,073		$1,237,094
Net income	$40,785	7.7%	$47,451	10.1%	$171,922	11.3%	$73,578	5.9%
Interest expense, net	52,409		38,714		136,251		101,849
Provision for income taxes	2,156		10,178		7,333		27,747
Depreciation & amortization	58,086		47,969		154,700		160,712
Loss on sale of assets	-		-		-		327
Pro rata EBITDAre from unconsolidated joint ventures	5		23		22		68
EBITDAre	153,441	29.0%	144,335	30.9%	470,228	30.8%	364,281	29.4%
Preopening costs	168		-		425		525
Non-cash lease expense	1,495		1,059		4,495		3,340
Equity-based compensation expense	3,940		3,694		11,480		11,134
Pension settlement charge	-		723		-		1,576
Interest income on Gaylord National bonds	1,201		1,314		3,742		3,993
Loss on extinguishment of debt	-		-		2,252		1,547
Transaction costs of acquisitions	-		-		-		1,348
Pro rata adjusted EBITDAre from unconsolidated joint ventures (1)	10,629		-		10,629		-
Adjusted EBITDAre	$170,874	32.3%	$151,125	32.3%	$503,251	33.0%	$387,744	31.3%
Adjusted EBITDAre of noncontrolling interest in consolidated joint venture	$(7,686)		$(6,345)		$(20,801)		$(7,476)
Adjusted EBITDAre, excluding noncontrolling interest in consolidated joint venture	$163,188	30.9%	$144,780	31.0%	$482,450	31.6%	$380,268	30.7%

Hospitality segment
Revenue	$446,198		$390,602		$1,288,322		$1,053,515
Operating income	$91,723	20.6%	$88,901	22.8%	$305,526	23.7%	$205,142	19.5%
Depreciation & amortization	52,466		42,517		137,987		146,804
Non-cash lease expense	1,020		1,054		3,057		3,162
Interest income on Gaylord National bonds	1,201		1,314		3,742		3,993
Other gains and (losses), net	6,134		2,924		6,134		2,924
Adjusted EBITDAre	$152,544	34.2%	$136,710	35.0%	$456,446	35.4%	$362,025	34.4%

Same-Store Hospitality segment (2)
Revenue	$396,172		$390,602		$1,237,575		$1,053,515
Operating income	$83,847	21.2%	$88,901	22.8%	$297,422	24.0%	$205,142	19.5%
Depreciation & amortization	42,965		42,517		128,486		146,804
Non-cash lease expense	1,020		1,054		3,057		3,162
Interest income on Gaylord National bonds	1,201		1,314		3,742		3,993
Other gains and (losses), net	6,134		2,924		6,134		2,924
Adjusted EBITDAre	$135,167	34.1%	$136,710	35.0%	$438,841	35.5%	$362,025	34.4%

Entertainment segment
Revenue	$82,313		$77,153		$236,751		$183,579
Operating income	$20,523	24.9%	$17,756	23.0%	$55,515	23.4%	$38,212	20.8%
Depreciation & amortization	5,400		5,249		16,067		13,293
Preopening costs	168		-		425		525
Non-cash lease expense	475		5		1,438		178
Equity-based compensation	984		860		2,810		2,761
Transaction costs of acquisitions	-		-		-		1,348
Pro rata adjusted EBITDAre from unconsolidated joint ventures	(1,932)		(2,696)		(6,875)		(8,280)
Adjusted EBITDAre	$25,618	31.1%	$21,174	27.4%	$69,380	29.3%	$48,037	26.2%

Corporate and Other segment
Operating loss	$(10,323)		$(9,652)		$(31,228)		$(32,507)
Depreciation & amortization	220		203		646		615
Other gains and (losses), net	(141)		(867)		(663)		(375)
Equity-based compensation	2,956		2,834		8,670		8,373
Pension settlement charge	-		723		-		1,576
Adjusted EBITDAre	$(7,288)		$(6,759)		$(22,575)		$(22,318)

(1) In September 2023, we determined to pivot from television network ownership in favor of a distribution approach. Therefore, we and our joint venture partner agreed to wind down the Circle joint venture, with operations expected to cease December 31, 2023. As a result, we incurred a loss related to Circle of approximately $10.6 million in the three and nine months ended September 30, 2023.

(2) Same-Store Hospitality segment excludes JW Marriott Hill Country, which was acquired June 30, 2023.

RYMAN HOSPITALITY PROPERTIES, INC. AND SUBSIDIARIES

SUPPLEMENTAL FINANCIAL RESULTS

FUNDS FROM OPERATIONS ("FFO") AND ADJUSTED FFO RECONCILIATION

Unaudited

(in thousands, except per share data)

	Three Months Ended Sep. 30,		Nine Months Ended Sep. 30,
	2023	2022	2023	2022
Consolidated
Net income	$40,785	$47,451	$171,922	$73,578
Noncontrolling interest in consolidated joint venture	715	(1,887)	(1,656)	(2,167)
Net income available to common stockholders and unit holders	41,500	45,564	170,266	71,411
Depreciation & amortization	58,028	47,938	154,581	160,620
Adjustments for noncontrolling interest	(1,620)	(1,575)	(4,820)	(1,808)
Pro rata adjustments from joint ventures	23	24	69	69
FFO available to common stockholders and unit holders	97,931	91,951	320,096	230,292

Right-of-use asset amortization	58	31	119	92
Non-cash lease expense	1,495	1,059	4,495	3,340
Pension settlement charge	-	723	-	1,576
Pro rata adjustments from joint ventures (1)	10,629	-	10,629	-
Loss on other assets	-	-	-	469
Amortization of deferred financing costs	2,682	2,640	7,989	7,178
Amortization of debt discounts and premiums	637	501	1,688	489
Loss on extinguishment of debt	-	-	2,252	1,547
Adjustments for noncontrolling interest	(3,616)	(382)	(4,898)	(414)
Transaction costs of acquisitions	-	-	-	1,348
Deferred tax provision	1,463	4,250	4,894	4,545
Adjusted FFO available to common stockholders and unit holders	$111,279	$100,773	$347,264	$250,462
Capital expenditures (2)	(52,867)	(22,879)	(100,088)	(55,114)
Adjusted FFO available to common stockholders and unit holders (ex. maintenance capex)	$58,412	$77,894	$247,176	$195,348

Basic net income per share	$0.69	$0.82	$2.96	$1.29
Diluted net income per share	$0.64	$0.79	$2.78	$1.28

FFO available to common stockholders and unit holders per basic share/unit	$1.63	$1.66	$5.57	$4.15
Adjusted FFO available to common stockholders and unit holders per basic share/unit	$1.85	$1.81	$6.04	$4.51

FFO available to common stockholders and unit holders per diluted share/unit (3)	$1.52	$1.57	$5.21	$4.13
Adjusted FFO available to common stockholders and unit holders per diluted share/unit (3)	$1.73	$1.72	$5.65	$4.49

Weighted average common shares and OP units for the period:
Basic	60,102	55,554	57,484	55,527
Diluted (3)	64,015	59,710	61,787	55,724

(1) In September 2023, we determined to pivot from television network ownership in favor of a distribution approach. Therefore, we and our joint venture partner agreed to wind down the Circle joint venture, with operations expected to cease December 31, 2023. As a result, we incurred a loss related to Circle of approximately $10.6 million in the three and nine months ended September 30, 2023.

(2) Represents FF&E reserve contribution for managed properties and maintenance capital expenditures for non-managed properties.

(3) Diluted weighted average common shares and OP units for the three months and nine months ended September 30, 2023 include 3.7 million and 4.1 million, respectively, and the three months ended September 30, 2022 includes 4.0 million in equivalent shares related to the currently unexercisable investor put rights associated with the noncontrolling interest in the Company's OEG business, which may be settled in cash or shares at the Company's option.

RYMAN HOSPITALITY PROPERTIES, INC. AND SUBSIDIARIES

SUPPLEMENTAL FINANCIAL RESULTS

HOSPITALITY SEGMENT ADJUSTED EBITDAre RECONCILIATIONS AND OPERATING METRICS

Unaudited

(in thousands)

	Three Months Ended Sep. 30,				Nine Months Ended Sep. 30,
	2023		2022		2023		2022
	$	Margin	$	Margin	$	Margin	$	Margin
Hospitality segment
Revenue	$446,198		$390,602		$1,288,322		$1,053,515
Operating income	$91,723	20.6%	$88,901	22.8%	$305,526	23.7%	$205,142	19.5%
Depreciation & amortization	52,466		42,517		137,987		146,804
Non-cash lease expense	1,020		1,054		3,057		3,162
Interest income on Gaylord National bonds	1,201		1,314		3,742		3,993
Other gains and (losses), net	6,134		2,924		6,134		2,924
Adjusted EBITDAre	$152,544	34.2%	$136,710	35.0%	$456,446	35.4%	$362,025	34.4%

Occupancy	71.8%		71.5%		72.3%		63.9%
Average daily rate (ADR)	$239.00		$226.20		$240.53		$230.07
RevPAR	$171.71		$161.75		$173.80		$147.07
OtherPAR	$253.20		$246.02		$265.20		$223.56
Total RevPAR	$424.91		$407.77		$439.00		$370.63

Same-Store Hospitality segment (1)
Revenue	$396,172		$390,602		$1,237,575		$1,053,515
Operating income	$83,847	21.2%	$88,901	22.8%	$297,422	24.0%	$205,142	19.5%
Depreciation & amortization	42,965		42,517		128,486		146,804
Non-cash lease expense	1,020		1,054		3,057		3,162
Interest income on Gaylord National bonds	1,201		1,314		3,742		3,993
Other gains and (losses), net	6,134		2,924		6,134		2,924
Adjusted EBITDAre	$135,167	34.1%	$136,710	35.0%	$438,841	35.5%	$362,025	34.4%

Occupancy	71.8%		71.5%		72.3%		63.9%
Average daily rate (ADR)	$230.50		$226.20		$237.74		$230.07
RevPAR	$165.58		$161.75		$171.80		$147.07
OtherPAR	$248.00		$246.02		$263.59		$223.56
Total RevPAR	$413.58		$407.77		$435.39		$370.63

Gaylord Opryland
Revenue	$111,939		$106,819		$334,220		$285,835
Operating income	$29,549	26.4%	$29,488	27.6%	$93,255	27.9%	$76,914	26.9%
Depreciation & amortization	8,484		8,674		25,550		25,820
Non-cash lease revenue	(11)		(13)		(35)		(38)
Adjusted EBITDAre	$38,022	34.0%	$38,149	35.7%	$118,770	35.5%	$102,696	35.9%

Occupancy	72.7%		73.0%		72.2%		65.7%
Average daily rate (ADR)	$242.37		$236.83		$244.82		$236.35
RevPAR	$176.18		$172.98		$176.66		$155.36
OtherPAR	$245.12		$229.06		$247.25		$207.18
Total RevPAR	$421.30		$402.04		$423.91		$362.54

Gaylord Palms
Revenue	$63,885		$60,516		$222,260		$188,653
Operating income	$9,249	14.5%	$9,611	15.9%	$55,205	24.8%	$43,687	23.2%
Depreciation & amortization	5,650		5,526		16,803		16,644
Non-cash lease expense	1,031		1,067		3,092		3,200
Adjusted EBITDAre	$15,930	24.9%	$16,204	26.8%	$75,100	33.8%	$63,531	33.7%

Occupancy	67.4%		65.2%		74.2%		65.2%
Average daily rate (ADR)	$214.22		$213.17		$239.56		$232.26
RevPAR	$144.33		$139.08		$177.67		$151.39
OtherPAR	$259.86		$243.80		$296.22		$250.84
Total RevPAR	$404.19		$382.88		$473.89		$402.23

Gaylord Texan
Revenue	$73,991		$70,734		$241,868		$205,035
Operating income	$19,555	26.4%	$18,873	26.7%	$73,748	30.5%	$57,523	28.1%
Depreciation & amortization	5,670		5,704		17,154		18,144
Adjusted EBITDAre	$25,225	34.1%	$24,577	34.7%	$90,902	37.6%	$75,667	36.9%

Occupancy	73.0%		70.6%		75.0%		67.6%
Average daily rate (ADR)	$233.92		$227.40		$233.19		$227.10
RevPAR	$170.68		$160.63		$175.00		$153.60
OtherPAR	$272.68		$263.21		$313.40		$260.43
Total RevPAR	$443.36		$423.84		$488.40		$414.03

RYMAN HOSPITALITY PROPERTIES, INC. AND SUBSIDIARIES

SUPPLEMENTAL FINANCIAL RESULTS

HOSPITALITY SEGMENT ADJUSTED EBITDAre RECONCILIATIONS AND OPERATING METRICS

Unaudited

(in thousands)

	Three Months Ended Sep. 30,				Nine Months Ended Sep. 30,
	2023		2022		2023		2022
	$	Margin	$	Margin	$	Margin	$	Margin
Gaylord National
Revenue	$72,124		$68,925		$221,910		$173,735
Operating income	$9,855	13.7%	$9,044	13.1%	$32,836	14.8%	$10,593	6.1%
Depreciation & amortization	8,415		8,268		24,966		25,267
Interest income on Gaylord National bonds	1,201		1,314		3,742		3,993
Other gains and (losses), net	6,134		2,924		6,134		2,924
Adjusted EBITDAre	$25,605	35.5%	$21,550	31.3%	$67,678	30.5%	$42,777	24.6%

Occupancy	71.5%		65.4%		68.9%		55.1%
Average daily rate (ADR)	$216.85		$220.25		$235.67		$232.23
RevPAR	$155.12		$144.11		$162.38		$127.99
OtherPAR	$237.64		$231.24		$244.86		$190.84
Total RevPAR	$392.76		$375.35		$407.24		$318.83

Gaylord Rockies
Revenue	$68,203		$77,346		$199,377		$182,888
Operating income	$14,970	21.9%	$20,967	27.1%	$40,529	20.3%	$14,398	7.9%
Depreciation & amortization	14,201		13,703		42,370		59,001
Adjusted EBITDAre	$29,171	42.8%	$34,670	44.8%	$82,899	41.6%	$73,399	40.1%

Occupancy	79.9%		86.9%		75.9%		67.7%
Average daily rate (ADR)	$245.52		$237.69		$242.57		$232.32
RevPAR	$196.19		$206.65		$184.12		$157.35
OtherPAR	$297.71		$353.46		$302.44		$288.97
Total RevPAR	$493.90		$560.11		$486.56		$446.32

JW Marriott Hill Country (2)
Revenue	$50,026		$-		$50,747		$-
Operating income	$7,876	15.7%	$-		$8,104	16.0%	$-
Depreciation & amortization	9,501		-		9,501		-
Adjusted EBITDAre	$17,377	34.7%	$-		$17,605	34.7%	$-

Occupancy	72.0%		n/a		72.0%		n/a
Average daily rate (ADR)	$327.17		n/a		$327.17		n/a
RevPAR	$235.43		n/a		$235.43		n/a
OtherPAR	$307.24		n/a		$315.07		n/a
Total RevPAR	$542.67		n/a		$550.50		n/a

The AC Hotel at National Harbor
Revenue	$3,244		$2,932		$8,856		$7,800
Operating income	$668	20.6%	$469	16.0%	$1,413	16.0%	$601	7.7%
Depreciation & amortization	223		327		675		982
Adjusted EBITDAre	$891	27.5%	$796	27.1%	$2,088	23.6%	$1,583	20.3%

Occupancy	71.0%		71.7%		63.1%		63.1%
Average daily rate (ADR)	$232.86		$206.01		$244.00		$209.26
RevPAR	$165.39		$147.75		$154.08		$132.11
OtherPAR	$18.27		$18.25		$14.88		$16.69
Total RevPAR	$183.66		$166.00		$168.96		$148.80

The Inn at Opryland (3)
Revenue	$2,786		$3,330		$9,084		$9,569
Operating income	$1	0.0%	$449	13.5%	$436	4.8%	$1,426	14.9%
Depreciation & amortization	322		315		968		946
Adjusted EBITDAre	$323	11.6%	$764	22.9%	$1,404	15.5%	$2,372	24.8%

Occupancy	44.7%		61.1%		55.8%		57.0%
Average daily rate (ADR)	$160.49		$151.61		$153.10		$155.49
RevPAR	$71.71		$92.61		$85.45		$88.63
OtherPAR	$28.23		$26.75		$24.35		$27.04
Total RevPAR	$99.94		$119.36		$109.80		$115.67

(1) Same-Store Hospitality segment excludes JW Marriott Hill Country, which was acquired June 30, 2023.

(2) The JW Marriott Hill Country was acquired by the Company on June 30, 2023, therefore there are no comparison figures. Third quarter 2023 represents the first full period of operations for the hotel under the Company’s ownership.

(3) Includes other hospitality revenue and expense.

RYMAN HOSPITALITY PROPERTIES, INC. AND SUBSIDIARIES

SUPPLEMENTAL FINANCIAL RESULTS

EARNINGS PER SHARE, FFO PER SHARE AND ADJUSTED FFO PER SHARE CALCULATIONS

Unaudited

(In thousands, except per share data)

	Three Months Ended		Nine Months Ended
	Sep. 30,		Sep. 30,
	2023	2022	2023	2022
Earnings per share:

Numerator:
Net income available to common stockholders	$41,227	$45,241	$169,090	$70,904
Net income (loss) attributable to noncontrolling interest in consolidated joint venture	(715)	1,887	1,656	-
Net income available to common stockholders - if-converted method	$40,512	$47,128	$170,746	$70,904

Denominator:
Weighted average shares outstanding - basic	59,707	55,159	57,089	55,132
Effect of dilutive stock-based compensation	225	178	238	197
Effect of dilutive put rights (1)	3,688	3,978	4,064	-
Weighted average shares outstanding - diluted	63,620	59,315	61,391	55,329

Basic income per share available to common stockholders	$0.69	$0.82	$2.96	$1.29
Diluted income per share available to common stockholders	$0.64	$0.79	$2.78	$1.28

FFO and Adjusted FFO per share:

Numerator - FFO:
FFO available to common stockholders and unit holders	$97,931	$91,951	$320,096	$230,292
Net income (loss) attributable to noncontrolling interest in consolidated joint venture	(715)	1,887	1,656	-
FFO available to common stockholders and unit holders- if-converted method	$97,216	$93,838	$321,752	$230,292

Numerator - Adjusted FFO:
Adjusted FFO available to common stockholders and unit holders	$111,279	$100,773	$347,264	$250,462
Net income attributable to noncontrolling interest in consolidated joint venture	(715)	1,887	1,656	-
Adjusted FFO available to common stockholders and unit holders - if-converted method	$110,564	$102,660	$348,920	$250,462

Denominator:
Weighted average shares and OP units outstanding - basic	60,102	55,554	57,484	55,527
Effect of dilutive stock-based compensation	225	178	238	197
Effect of dilutive put rights (1)	3,688	3,978	4,064	-
Weighted average shares outstanding - diluted	64,015	59,710	61,786	55,724

FFO available to common stockholders and unit holders per basic share/unit	$1.63	$1.66	$5.57	$4.15
Adjusted FFO available to common stockholders and unit holders per basic share/unit	$1.85	$1.81	$6.04	$4.51

FFO available to common stockholders and unit holders per diluted share/unit (1)	$1.52	$1.57	$5.21	$4.13
Adjusted FFO available to common stockholders and unit holders per diluted share/unit (1)	$1.73	$1.72	$5.65	$4.49

(1) Represents equivalent shares related to the currently unexercisable investor put rights associated with the noncontrolling interest in the Company's OEG business, which may be settled in cash or shares at the Company's option.

Ryman Hospitality Properties, Inc. and Subsidiaries

Reconciliation of Forward-Looking Statements

Unaudited

(in thousands)

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate ("Adjusted EBITDAre")

	NEW GUIDANCE RANGE
	FOR FULL YEAR 2023
	Low	High	Midpoint
Ryman Hospitality Properties, Inc.
Net Income	$231,000	$240,250	$235,625
Provision for income taxes	9,000	10,000	9,500
Interest Expense, net	190,000	196,000	193,000
Depreciation and amortization	203,750	210,250	207,000
EBITDAre	$633,750	$656,500	$645,125
Non-cash lease expense	4,750	6,000	5,375
Preopening expense	1,250	1,500	1,375
Equity-based compensation	15,000	15,750	15,375
Pension settlement charge	1,500	1,750	1,625
Interest income on Bonds	4,500	5,500	5,000
Other gains and (losses), net	1,250	2,250	1,750
Pro rata EBITDA from unconsolidated joint ventures	10,000	10,750	10,375
Adjusted EBITDAre	$672,000	$700,000	$686,000

Hospitality Segment
Operating Income	$413,000	$427,500	$420,250
Depreciation and amortization	182,000	187,000	184,500
Non-cash lease expense	3,500	4,500	4,000
Interest income on Bonds	4,500	5,500	5,000
Other gains and (losses), net	4,000	4,500	4,250
Adjusted EBITDAre	$607,000	$629,000	$618,000

Entertainment Segment
Operating Income	$77,500	$79,000	$78,250
Depreciation and amortization	20,000	21,000	20,500
Non-cash lease expense	1,250	1,500	1,375
Preopening expense	1,250	1,500	1,375
Equity-based compensation	3,500	4,000	3,750
Loss from unconsolidated companies	(6,500)	(6,000)	(6,250)
Adjusted EBITDAre	$97,000	$101,000	$99,000

Corporate and Other Segment
Operating Loss	$(44,000)	$(43,500)	$(43,750)
Depreciation and amortization	1,750	2,250	2,000
Equity-based compensation	11,500	11,750	11,625
Pension settlement charge	1,500	1,750	1,625
Other gains and (losses), net	(2,750)	(2,250)	(2,500)
Adjusted EBITDAre	$(32,000)	$(30,000)	$(31,000)

Ryman Hospitality Properties, Inc.
Net Income available to common shareholders	224,750	236,000	$230,375
Depreciation and amortization	203,750	210,250	207,000
Adjustments for noncontrolling interest	(8,000)	(6,000)	(7,000)
Funds from Operations (FFO) available to common shareholders	$420,500	$440,250	$430,375
Right of use amortization	-	500	250
Non-cash lease expense	4,750	6,000	5,375
Pension settlement charge	1,500	1,750	1,625
Other gains and (losses), net	1,250	2,250	1,750
Pro rata adjustments for unconsolidated joint ventures	10,000	10,750	10,375
Adjustments for noncontrolling interest	(6,000)	(5,000)	(5,500)
Amortization of deferred financing costs	10,000	10,500	10,250
Amortization of debt discounts and premiums	1,500	2,000	1,750
Deferred Taxes	5,000	5,500	5,250
Adjusted FFO available to common shareholders	$448,500	$474,500	$461,500

Ryman Hospitality Properties, Inc. and Subsidiaries

Reconciliation of Forward-Looking Statements

Unaudited

(in thousands)

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate ("Adjusted EBITDAre")

	PRIOR GUIDANCE RANGE
	FOR FULL YEAR 2023
	Low	High	Midpoint
Ryman Hospitality Properties, Inc.
Net Income	$223,500	$243,500	$233,500
Provision for income taxes	9,000	10,000	9,500
Interest Expense, net	196,500	204,000	200,250
Depreciation and amortization	201,250	211,500	206,375
EBITDAre	$630,250	$669,000	$649,625
Non-cash lease expense	4,500	6,000	5,250
Preopening expense	2,000	2,750	2,375
Equity-based compensation	15,000	16,250	15,625
Pension settlement charge	1,500	2,000	1,750
Interest income on Bonds	4,500	5,500	5,000
Other gains and (losses), net	1,250	2,500	1,875
Adjusted EBITDAre	$659,000	$704,000	$681,500

Hospitality Segment
Operating Income	$405,500	$427,500	$416,500
Depreciation and amortization	179,500	187,000	183,250
Non-cash lease expense	3,500	4,500	4,000
Interest income on Bonds	4,500	5,500	5,000
Other gains and (losses), net	4,000	4,500	4,250
Adjusted EBITDAre	$597,000	$629,000	$613,000

Entertainment Segment
Operating Income	$76,000	$80,500	$78,250
Depreciation and amortization	20,000	22,500	21,250
Non-cash lease expense	1,000	1,500	1,250
Preopening expense	2,000	2,750	2,375
Equity-based compensation	3,500	4,250	3,875
Loss from unconsolidated companies	(8,500)	(7,500)	(8,000)
Adjusted EBITDAre	$94,000	$104,000	$99,000

Corporate and Other Segment
Operating Loss	$(44,000)	$(43,000)	$(43,500)
Depreciation and amortization	1,750	2,000	1,875
Equity-based compensation	11,500	12,000	11,750
Pension settlement charge	1,500	2,000	1,750
Other gains and (losses), net	(2,750)	(2,000)	(2,375)
Adjusted EBITDAre	$(32,000)	$(29,000)	$(30,500)

Ryman Hospitality Properties, Inc.
Net Income available to common shareholders	222,500	232,500	$227,500
Depreciation and amortization	201,250	211,500	206,375
Adjustments for noncontrolling interest	(8,000)	(6,000)	(7,000)
Funds from Operations (FFO) available to common shareholders	$415,750	$438,000	$426,875
Right of use amortization	-	500	250
Non-cash lease expense	4,500	6,000	5,250
Pension settlement charge	1,500	2,000	1,750
Other gains and (losses), net	1,250	1,500	1,375
Adjustments for noncontrolling interest	(1,500)	(1,000)	(1,250)
Amortization of deferred financing costs	10,000	12,000	11,000
Amortization of debt discounts and premiums	500	1,000	750
Deferred Taxes	5,000	6,000	5,500
Adjusted FFO available to common shareholders	$437,000	$466,000	$451,500